Other Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Pro Forma Consolidated Condensed Financial Results of Operations
Pro forma results of material acquisitions
The following unaudited pro forma consolidated financial results of operations are presented as if the Merger described in Note 1 and the CPT acquisition described above were completed at the beginning of the comparable annual reporting period from the date of the transaction. Specifically, the unaudited pro forma results give effect as though the Merger was consummated on January 1, 2011 and as though the CPT acquisition was consummated on January 1, 2010.

	Years ended December 31
In thousands, except per-share data	2012	2011
Pro forma net sales	$7,409,917	$7,326,432
Pro forma net income (loss) from continuing operations attributable to Pentair Ltd.	157,471	(47,373)
Diluted earnings (loss) per common share attributable to Pentair Ltd.	0.75	(0.23)